UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 9, 2004


                                WELUND FUND, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                       000-50142              00000000
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)


               1940 Zinfandel Drive, Suite C
                    Rancho Cordova, CA                      95670
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         (Address of principal executive offices)        (Zip code)


Registrant's telephone number, including area code:  (916) 768-2160


            2515 Camino Del Rio South, Suite 117, San Diego, CA 92198
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          (Former name or former address, if changed since last report)

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                    ITEM 1. CHANGES IN CONTROL OF REGISTRANT
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         On June 9, 2004, Kevin G. Elmore ("Elmore") the sole shareholder of the common stock of WELUND FUND, INC. ("'Welund," "Company," or "Registrant"), entered into a Share Purchase Agreement with Liberty Associates Holdings, LLC ("Liberty Associates"), pursuant to which Liberty Associates acquired 2,240,000 shares owned by Elmore on June 9, 2004 (the "Closing Date"). The total consideration paid by Liberty Associates was $90,000 and the purchased shares constitute all of the Company's issued and outstanding stock. Liberty
Associates, owned and controlled by Robert Freiheit will hold the shares directly.

         Kevin G. Elmore as the sole officer and director has resigned as officer and director of the Company in the ordinary course of this transaction and Robert Freiheit has been appointed to serve as director until the next meeting of the stockholders or until he is replaced by a vote of the stockholders. Further, the board of directors has, through a unanimous consent executed on June 9, 2004, elected Robert Freiheit to serve as president, secretary, and treasurer of the corporation.

         A copy of the Share Purchase Agreement reflecting the sale of the 2,240,000 shares is attached hereto as an exhibit.

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                 SPECIAL NOTE ABOUT FORWARD-LOOKING INFORMATION
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         This Report may contain certain forward-looking statements and information relating to the Registrant that are based on the beliefs of management as well as assumptions made by and information currently available to management. These statements may include, among other things, the discussions of the Registrant's business strategy and expectations concerning the Registrant's future operations, product development costs and schedules, product rollout dates, customer acceptance, licensing of required third party technologies, ability to obtain required additional capital, profitability, liquidity, and capital resources.

         When used in this document, the words "anticipate," "believe," "estimate," "expect," and "intend" and similar expressions, as they relate to the Registrant or its management, are intended to identify forward-looking statements. Such statements reflect the current view of the Registrant respecting future events and are subject to certain risks, uncertainties, and assumptions, including the meaningful and important risks and uncertainties noted. Although the Registrant has attempted to identify important factors that could cause actual results to differ materially, there may be other factors that cause the forward-looking statement not to come true as anticipated, believed, estimated, expected, or intended. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, or intended. Neither the Registrant nor any other person undertakes any obligation to revise these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
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Exhibits:

1.1 Agreement for the Purchase of Common Stock dated as of June 9, 2004 by and between Kevin G. Elmore and Liberty Associates Holdings, LLC.

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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                 WELUND FUND, INC.
                                                 Registrant


Dated:  June 16, 2004                            By /s/  Robert Freiheit
                                                    ----------------------------
                                                    Robert Freiheit, President

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